UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014 (February 3, 2014)

ARCA BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22873	36-3855489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ARCA biopharma, Inc. 11080 CirclePoint Road, Suite 140 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 940-2200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Public Offering

On February 3, 2014, ARCA biopharma, Inc. (the “Company”) agreed to sell to certain investors (collectively, the “Purchasers”) an aggregate of 5,116,228 shares of the Company’s common stock (collectively, the “Common Stock”) and warrants to purchase an aggregate of 1,279,057 shares of the Company’s common stock ( the “Warrants,”) at a purchase price of $1.70 per share of Common Stock, for aggregate net proceeds of approximately $8 million (the “Offering”). The Offering is scheduled to close on February 7, 2014, subject to customary closing conditions. Dawson James Securities, Inc. (“Dawson”) is acting as the Company’s sole placement agent for the Offering.

Each Purchaser in the Offering will be issued a Warrant to purchase 0.25 shares of the Company’s Common Stock (the “Warrant Shares”) for each share of Common Stock purchased. The Warrants have an exercise price of $2.125 per share, will expire on the five year anniversary of the date of issuance, and are exercisable immediately upon issuance, provided that the Warrants are not exercisable by their holder to the extent (but only to the extent) that such holder or any of its affiliates would beneficially own in excess of 4.99% of our common stock, subject to each holder’s right to increase the beneficial ownership limitation to up to 9.99% on 61 days prior notice to us.

The securities will be sold pursuant to a Placement Agency Agreement dated January 21, 2014, as amended, by and between the Company and Dawson (the “Placement Agency Agreement”), and have been registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s Registration Statement on Form S-3, as amended (No. 333-172686) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on April 4, 2011, and the Common Stock and Warrants are being offered and sold pursuant to a prospectus supplement dated February 4, 2014 (the “Prospectus Supplement”). This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any Common Stock or Warrants, nor shall there be any sale of the Common Stock or Warrants in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The Company has also entered into a Warrant Agency Agreement dated February 3, 2014 (the “Warrant Agency Agreement”) with Computershare Inc. and Computershare Trust Company, N.A. (together with Computershare Inc., the “Warrant Agent”) pursuant to which the Warrant Agent will act as the Company’s agent in connection with the issuance, registration, transfer, exchange, exercise and replacement of the Warrants and the delivery of the Warrant Shares. The Warrants will be issued in book-entry form.

The foregoing description of the Offering does not purport to be complete and is qualified in its entirety by reference to the Registration Statement (including the exhibits thereto) and the Prospectus Supplement, each of which is incorporated herein by reference.

Placement Agent Warrants

Pursuant to the Placement Agency Agreement, Dawson agreed to act as the Company’s exclusive placement agent in connection with the Offering and the Company agreed to pay Dawson a cash fee equal to 7% of the aggregate gross proceeds of the Offering (the “Placement Agent Fee”), as well as reimburse Dawson for all expenses incurred by Dawson in connection with the Offering, subject to a maximum of $50,000. In addition, the Company agreed to issue to Dawson warrants to purchase up to an aggregate of 3% of the aggregate number of shares of Common Stock sold in the Offering (the “Placement Agent Warrants”). As a result, the Company will (i) pay a Placement Agent Fee to Dawson equal to $608,831.13 and (ii) issue Placement Agent Warrants to purchase 153,486 shares of Common Stock to Dawson. The Placement Agent Warrants have substantially the same terms as the Warrants issued to the Purchasers, except that the Placement Agent Warrants have an exercise price of $2.125 per share, expire on April 4, 2016, or the five year anniversary of the effective date of the Registration Statement, and are restricted from transfer for a period of 180 days under FINRA Rule 5110 from the date of effectiveness or commencement of sales on connection with the Offering.

The Placement Agent Warrants and the shares of the Company’s Common Stock underlying the Placement Agent Warrants have not been registered under the Securities Act and have been issued in reliance on an exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Placement Agent Warrants and the shares of the Company’s Common Stock underlying the Placement Agent Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from applicable registration requirements.

A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto. The foregoing summaries of the terms of the Placement Agency Agreement, the form of Warrant to be issued to the Purchasers and the Warrant Agency Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibits 1.1, 4.1, and 4.2, respectively, which are incorporated herein by reference.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements.” Such statements include, but are not limited to, the Company’s issuance of securities, the amount of proceeds from the Offering and the closing of the Offering. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, that may cause actual results to be materially different from any results expressed or implied by such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement. The Company is providing this information as of this date and does not undertake any obligation to update any forward-looking statements contained in this report as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Placement Agency Agreement by and between ARCA biopharma, Inc. and Dawson James Securities, Inc., dated January 21, 2014

1.2	Amendment No. 1 to Placement Agency Agreement by and between ARCA biopharma, Inc. and Dawson James Securities, Inc., dated January 31, 2014

4.1	Form of Common Stock Purchase Warrant

4.2	Warrant Agency Agreement by and among ARCA biopharma, Inc., Computershare Inc. and Computershare Trust Company, N.A. dated February 3, 2014

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release titled “ARCA biopharma Announces Proposed Public Offering of Common Stock and Warrants,” dated February 3, 2014

99.2	Press Release titled “ARCA biopharma Announces Pricing of $9 Million Public Offering of Common Stock and Warrants,” dated February 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCA BIOPHARMA, INC.

Date: February 4, 2014

	By:	/s/ Patrick M. Wheeler
Patrick M. Wheeler Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Placement Agency Agreement by and between ARCA biopharma, Inc. and Dawson James Securities, Inc., dated January 21, 2014

1.2	Amendment No. 1 to Placement Agency Agreement by and between ARCA biopharma, Inc. and Dawson James Securities, Inc., dated January 31, 2014

4.1	Form of Common Stock Purchase Warrant

4.2	Warrant Agency Agreement by and among ARCA biopharma, Inc., Computershare Inc. and Computershare Trust Company, N.A. dated February 3, 2014

5.1	Opinion of Cooley LLP

23.1	Consent of Cooley LLP (included in Exhibit 5.1)

99.1	Press Release titled “ARCA biopharma Announces Proposed Public Offering of Common Stock and Warrants,” dated February 3, 2014

99.2	Press Release titled “ARCA biopharma Announces Pricing of $9 Million Public Offering of Common Stock and Warrants,” dated February 4, 2014